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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2002

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

        On September 20, 2002, the Company was served with a complaint filed in the Court of Chancery of the State of Delaware naming Methode and all of its Directors as defendants, seeking injunctive and other equitable relief with respect to a proposed tender offer to purchase all of Methode's outstanding shares of Class B common stock.

        A copy of the Complaint dated September 13, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Complaint of Harvey Durocher against Methode Electronics, Inc., William T. Jensen, Donald W. Duda, James W. McGinley, Robert R. McGinley, James W. Ashley, Jr., Warren L. Batts, William C. Croft, George W. Wright and Roy M. Van Cleave.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: September 20, 2002	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Complaint of Harvey Durocher against Methode Electronics, Inc., William T. Jensen, Donald W. Duda, James W. McGinley, Robert R. McGinley, James W. Ashley, Jr., Warren L. Batts, William C. Croft, George W. Wright and Roy M. Van Cleave.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX